SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

EnviroStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Other than the information pertaining to the special cash dividend declared by the Board of Directors of EnviroStar, Inc. (the “Company”), which information is filed, the information in Item 2.02 in this Report and Exhibit 99.1, including the information from Exhibit 99.1 incorporated in Item 2.02 by reference, is being furnished, and shall not be deemed “filed,” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing

Item 2.02        Results of Operations and Financial Condition.

On November 8, 2013, the Company issued a press release announcing its results of operations for the three months ended September 30, 2013.  A copy of the press release is furnished (other than the information pertaining to the special cash dividend declared by the Company’s Board of Directors, which is filed) as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 5.07        Submission of Matters to a Vote of Securityholders.

The following matters were submitted to a vote of security holders at the 2013 Annual Meeting of Stockholders of the Company held on November 8, 2013:

Election of Directors

Nominees	For	Withheld	Broker Non-Votes
Michael S. Steiner	5,192,356	28,969	0
Venerando J. Indelicato	5,191,156	30,169	0
David Blyer	5,193,278	28,047	0
Lloyd Frank	5,191,085	30,240	0
Alan Grunspan	5,193,856	27,469	0

 All five directors listed above were elected to a one-year term until the 2014 Annual Meeting of the Stockholders of the Company and the election and qualification of their respective successors.

 The following proposals were adopted by the vote indicated:

Approval of a non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes

5,136,526	68,071	16,728	0

Approval of a non-binding advisory resolution on the frequency (every one, two or three years) of the non-binding vote to approve the compensation of the Company’s Named Executive Officers.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes

162,927	21,532	4,992,438	1,629	42,799

Item 8.01                      Other Events.

On November 8, 2013, the Company’s Board of Directors declared a special cash dividend of $0.40 per share payable on December 12, 2013 to stockholders of record on November 27, 2013.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

   99.1           Press Release dated November 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: November 13, 2013	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Treasurer and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

99.1	Press Release dated November 8, 2013.